UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 2, 2002

MADISON BANCSHARES, INC.

(Exact name of registrant as specified in its chapter)

Florida	59-3720289

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

35388 U.S. Highway 19, North
Palm Harbor, Florida 34684

(Address of Principal Executive Offices)

(727) 786-3888

(Issuer’s Telephone Number, Including Area Code)

N.A.

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Signatures
INDEX TO EXHIBITS
December 2, 2002 News Release

Item 5. Other Events and Regulation FD Disclosure.

     On December 2, 2002, Madison Bancshares, Inc. issued a press release announcing the hiring of its new Vice-President and Chief Financial Officer, Martin W. Gladysz. Mr. Gladysz begins in this position effective December 2, 2002. The press release is attached as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 2, 2002		MADISON BANCSHARES, INC.

(Registrant)

		By:	/s/ Robert B. McGivney

Robert B. McGivney President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Madison Bancshares, Inc. announces the hiring of a new Chief Financial Officer.